EXHIBIT 99.7

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                   CASE NUMBER
                                              00-28041-BKC-RBR
                                              -----------------------
     Capri Cruises
                                                      ---------------
                                              JUDGE   Raymond B. Ray
                                                      ---------------

                      DEBTOR.                 CHAPTER 11

                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                   FROM: 1/1/2001    TO:  1/31/2001
                         --------         ---------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                                Chad P. Pugatch
                                                ------------------------------
                                                Attorney for Debtor

                                                Attorney's Address
      Debtor's Address                          and Phone Number
      and Phone Number                          Northmark Building, Suite 101
                                                ------------------------------
      4000 Hollywood Blvd, suite 385-S          33 N.E. 2nd Street
      --------------------------------          ------------------------------
      Hollywood, Fl 33021                       Fort Lauderdale, FL 33301
      --------------------------------          ------------------------------
      (954) 967-2131                            (954) 462-8000
      --------------------------------          ------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

    FOR PERIOD BEGINNING   1/1/2001                AND ENDING      1/31/2001
                         ------------------                  ------------------

Name of Debtor:   Capri Cruises                Case Number:  00-28041-BKC-RBR
                ---------------------------                  -------------------
               Date of Petition:  29-Dec-00
                                 ----------

                                                     CURRENT               CUMULATIVE
                                                     MONTH                 PETITION TO DATE
                                                    ---------------        ----------------
1. CASH AT BEGINNING OF PERIOD                          187,318.87              187,318.87
                                                    ---------------        ----------------
2. RECEIPTS:
        A. Cash Sales                                            0                       0
                                                    ---------------        ----------------
                       Less Cash Refunds                         0                       0
                                                    ---------------        ----------------
                       Net Cash Sales                            0                       0
                                                    ---------------        ----------------
        B. Collection on Postpetition A/R                        0                       0
                                                    ---------------        ----------------
        C. Collection on Prepetition A/R                 19,483.01               19,483.01
                                                    ---------------        ----------------
        D. Other Receipts (Attach List)                  63,813.12               63,813.12
                                                    ---------------        ----------------
        (If you receive rental income
        you must attach a rent roll.)
3. TOTAL RECEIPTS                                        83,296.13               83,296.13
                                                    ---------------        ----------------
4. TOTAL CASH AVAILABLE FOR
        OPERATION (Line 1+Line 3)                       270,615.00              270,615.00
                                                    ---------------        ----------------

5. DISBURSEMENTS
        A. US Trustee Quarterly Fees                             0                       0
                                                    ---------------        ----------------
        B. Net Payroll                                           0                       0
                                                    ---------------        ----------------
        C. Payroll Taxes Paid                                    0                       0
                                                    ---------------        ----------------
        D. Sales and Uses Taxes                                  0                       0
                                                    ---------------        ----------------
        E. Other Taxes                                           0                       0
                                                    ---------------        ----------------
        F. Rent                                                  0                       0
                                                    ---------------        ----------------
        G. Other Leases (Attachment 3)                           0                       0
                                                    ---------------        ----------------
        H. Telephone                                             0                       0
                                                    ---------------        ----------------
        I. Utilities                                             0                       0
                                                    ---------------        ----------------
        J. Travel & Entertainment                                0                       0
                                                    ---------------        ----------------
        K. Vehicle Expenses                                      0                       0
                                                    ---------------        ----------------
        L. Office Supplies                                       0                       0
                                                    ---------------        ----------------
        M. Advertising                                           0                       0
                                                    ---------------        ----------------
        N. Insurance ( Attachment 7)                             0                       0
                                                    ---------------        ----------------
        O. Purchases of Fixed Assets                             0                       0
                                                    ---------------        ----------------
        P. Purchases of Inventory                                0                       0
                                                    ---------------        ----------------
        Q. Manufacturing Supplies                                0                       0
                                                    ---------------        ----------------
        R. Repair & Maintenance                                  0                       0
                                                    ---------------        ----------------
        S. Payments to secured Creditors                         0                       0
                                                    ---------------        ----------------
        T. Other Operating Expenses (bank fee)               27.06                   27.06
                                                    ---------------        ----------------
                       (Attach List)
6. TOTAL CASH DISBURSEMENTS                                  27.06                   27.06
                                                    ---------------        ----------------
7. ENDING CASH BALANCE
        (LINE 4-LINE6)                                  270,587.94              270,587.94
                                                    ---------------        ----------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
This 20th day of February, 2001.   Jose I. Martin - Controller
     ----                       ------------------------------------

Capri Cruises

Note: The ending balance of the December report included the $19,384.62 ending book value, plus the $ 167934.25 representing the cash onboard the ship, which was transferred to the operating account throughout the month of January.

    10-Jan   26,169.81  Transfer from Operating account balance plus CC receipt
    11-Jan    2,173.17  Payment of prepetition account receivable
    22-Jan   61,631.08  Receipt of CC from last voyage
    24-Jan   17,174.84  Payment of prepetition account receivable
    25-Jan       10.00  Payment of prepetition account receivable
    26-Jan  163,331.10  Transfer of cash, checks, cc from the ship
    30-Jan      125.00  Payment of prepetition account receivable

            270,615.00

less             27.06  Bank Service fee

            270,587.94

                                 ATTACHMENT 1
                                 ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor:  Capri Cruises            Case Number:  00-28041-BKC-RBR
                 ----------------------                 ------------------
Reporting Period beginning     1/1/2001     and ending   1/31/2001
                            -----------                 ------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                      $ 256,024.09
                                                           ---------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable,
                                            ---
pre petition and post petition, including charge card sales which have not been received):

     Beginning of the Month Balance              $ 256,024.09
     PLUS: Current Month New Billings
     LESS: Collection During the Month:             56,843.35
                                                 ------------
     End of Month Balance                        $ 199,180.74
                                                 ============

-------------------------------------------------------------------------------
AGING: (Show the total amount for each age group off accounts incurred since filing the petition)

         0-30 Days   31-60 Days      61 -90 Days     Over 90 Days    Total

-------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: Capri Cruises                  Case Number: 00-28041-BKC-RBR
                -----------------------------               ------------------
Reporting Period beginning           1/1/2001     and ending  1/31/2001
                                                            ------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

      Date                Days
    Incurred          Outstanding         Vendor       Description    Amount
    --------          -----------         ------       -----------   -------






--------------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)        $        -
PLUS: New Indebtedness Incurred This Month
LESS: Amount Paid on Prior Accounts Payable
                                                 ----------
Ending Month Balance                             $        -
                                                 ==========

--------------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                                Number          Total
                                                of Post         Amount of
Secured           Date                          Petition        Post Petition
Creditors/        Payment         Payment       Payments        Payments
Lessor            Due             Amount        Delinquent      Delinquent
------            ---             ------        ----------      ----------

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: Capri Cruises                    Case Number:  00-28041-BKC-RBR
                ------------------------------                 ----------------
Reporting Period beginning            1/1/2001     and ending   1/31/2001
                                    ----------                 ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                           $         -

INVENTORY RECONCILIATION:

          Inventory Balance at Beginning of Month             $         -
          Inventory Purchased During Month
          Inventory Used or Sold
                                                              -----------
          Inventory On Hand at End of Month                   $         -
                                                              ===========


METHOD OF COSTING INVENTORY:
                                             ----------------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:               0
                                                      -------------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                               -------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

   Fixed Asset Book Value at Beginning of Month               $         -
               LESS: Depreciation Expense
               PLUS: New Purchases
                                                              -----------
   Ending Monthly Balance                                     $         -
                                                              ===========

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                             -------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor:  Capri Cruises              Case Number: 00-28041-BKC-RBR
                 ------------------------                ----------------
Reporting Period beginning       1/1/2001     and ending  1/31/2001
                            -------------                ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:    BANK OF AMERICA                      BRANCH:
                 ------------------------------------         ---------------

ACCOUNT NAME:    CAPRI CRUISES DIP #00-28041          TAX ACCOUNT
                 ------------------------------------------------------------

ACCOUNT NUMBER:        375 550 0085
                       ------------------------------------------------------

PURPOSE OF ACCOUNT:    TAX ACCOUNT
                       ------------------------------------------------------

     Beginning Balance                            $          -
     Total of Deposit Made                                   -
     Total Amount of Checks Written                          -
     Service Charges                                         -
                                                  ------------
     Closing Balance                              $          -
                                                  ============

Number of First Check Written this Period
                                                           --------------
Number of Last Check Written this Period
                                                           --------------

Total Number of Checks Written this Period                              0
                                                           --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value      Purchase Price      Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: Capri Cruises                 Case Number: 00-28041-BKC-RBR
                -----------------------                    ----------------
Reporting Period beginning     1/1/2001        and ending         1/31/2001
                           ------------                    ----------------

NAME OF BANK:  BANK OF AMERICA                BRANCH:
               ------------------------               ---------------------

ACCOUNT NAME:  CAPRI CRUISES DIP #00-28041    TAX ACCOUNT
               ------------------------------------------------------------

ACCOUNT NUMBER:              375 550 0085
                             ----------------------------------------------

PURPOSE OF ACCOUNT:          TAX ACCOUNT
                             ----------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date         Check Number        Payee          Purpose          Amount
----         ------------        -----          -------          ------

NO CHECKS WRITTEN

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: Capri Cruises               Case Number: 00-28041-BKC-RBR
                ------------------------                 ----------------
Reporting Period beginning      1/1/2001     and ending  1/31/2001
                            ------------                 ----------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:  BANK OF AMERICA                BRANCH:
               ---------------------------             -----------------------

ACCOUNT NAME:  CAPRI CRUISES DIP #00-28041    OPERATING ACCOUNT
               ---------------------------------------------------------------

ACCOUNT NUMBER:              375 550 0072
                             -------------------------------------------------

PURPOSE OF ACCOUNT:          OPERATING ACCOUNT
                             -------------------------------------------------

      Beginning Balance                          $ 19,384.62
      Total of Deposit Made                       251,230.37
      Total Amount of Checks Written                       -
      Service Charges                                  27.06
                                                 -----------
      Closing Balance                            $270,587.93
                                                 ===========

Number of First Check Written this Period
                                                           --------------
Number of Last Check Written this Period
                                                           --------------

Total Number of Checks Written this Period                              0
                                                           --------------

                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value      Purchase Price      Date of Purchase
Instrument
------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: Capri Cruises                   Case Number: 00-28041-BKC-RBR
                ---------------------------                  ----------------
Reporting Period beginning         1/1/2001      and ending  1/31/2001
                               ------------                  ----------------

NAME OF BANK: BANK OF AMERICA                    BRANCH:
              -----------------------------              --------------------

ACCOUNT NAME: CAPRI CRUISES DIP #00-28041        OPERATING ACCOUNT
              ---------------------------------------------------------------

ACCOUNT NUMBER:             375 550 0072
                            -------------------------------------------------

PURPOSE OF ACCOUNT:         OPERATING ACCOUNT
                            -------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped
Payments, Ect.

Date          Check Number        Payee         Purpose            Amount
----          ------------        -----         -------            ------

NO CHECKS WRITTEN

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: Capri Cruises             Case Number: 00-28041-BKC-RBR
                ------------------------               ----------------
Reporting Period beginning      1/1/2001   and ending   1/31/2001
                            ------------               ----------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

     Date            Bank           Description             Amount
     ----            ----           -----------             ------



-------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed _______________Period _______________

Name of            Date
Taxing             Payment
Authority          Due               Description           Amount
---------          ---               -----------           ------

                                 ATTACHMENT 7
                                 ------------

                   SUMMARY OF OFFICER OR OWNER COMPENSATION
                   ----------------------------------------

                 SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                 --------------------------------------------

Name of Debtor: Capri Cruises              Case Number: 00-28041-BKC-RBR
                ------------------------                -----------------
Reporting Period beginning      1/1/2001     and ending  1/31/2001
                             -----------                -----------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                 Title                Amount Paid
-------------------------------------------------------------------------

NO COMPENSATION PAID FROM CAPRI CRUISES




-------------------------------------------------------------------------------

                               PERSONNEL REPORT
                               ----------------
                                                   Full Time      Part Time
Number of employees at beginning of period                 0              0
                                                   ---------      ---------
Number hired during the period
                                                   ---------      ---------
Number terminated or resigned during period
                                                   ---------      ---------
Number of employees on payroll at end of period            0              0
                                                   ---------      ---------

-------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.

               Agent &                                              Date
               Phone                   Coverage    Expiration     Premium
   Carrier     Number     Policy No      Type         Date          Due
   -------     ------     ---------      ----         ----          ---

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------



We anticipate filing a Plan of Reorganization and Disclosure Statement on or before

--------------------------------------